UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 28, 2007

                        SIBLING ENTERTAINMENT GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
                 (State or Other Jurisdiction of Incorporation)

                333-60958                               13-3963541
         Commission File Number)             (IRS Employer Identification No.)

          511 West 25th Street
                Suite 503
        New York, New York 10001                      (212) 414-9600
(Address of Principal Executive Offices)  (Telephone Number including Area Code)

                                       ---

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Forward Looking Statements

      This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements and the related notes that will be filed herein.

      In this Form 8-K, references to "we," "our," "us," "our company," or the "Registrant" refer to Sibling Entertainment Group, Inc., a New York corporation, and its subsidiary Sibling Theatricals, Inc, a Delaware corporation.

Item 1.01 Entry Into A Material Definitive Agreement

Stock Purchase and Shareholders' Agreement

Our wholly owned subsidiary Sibling Theatricals, Inc., a Delaware corporation, ("Sibling Theatricals") entered into a Stock Purchase and Shareholders' Agreement ("Purchase Agreement") dated February 28, 2007 (the "Closing Date") by and among Dick Foster Productions, Inc., a Nevada corporation ("DFP") and, Dick Foster, an individual resident in Nevada ("DF") and Lynne Foster, an individual resident in Nevada ("LF") (collectively, DF and LF are sometimes herein referred to as the "Sellers.") Pursuant to the terms of the Purchase Agreement, we acquired twenty thousand (20,000) shares of common stock of DFP (the "Purchased Shares") from the Sellers, representing eighty (80%) percent of the total outstanding capital stock and ownership interests of DFP for a total purchase price of $7,200,000 payable as follows:

      (i)   $1,400,000 paid by the Closing Date;

      (ii) $ 1,200,000 (the "First Installment") payable ninety (90) days from the Closing Date by payment of the first installment due under the Promissory Notes;

      (iii) $ 2,300,000 payable two hundred seventy (270) days from the Closing Date by payment of the second installment due under the Promissory Notes (the "Second Installment"); and

      (iv) $ 2,300,000 payable one (1) year and two hundred seventy (270) days from the Closing Date by payment of the third installment due under the Promissory Notes (the "Third Installment").

Pursuant to the terms of the Purchase Agreement, we shall have the right to appoint two of the five members of the Board of Directors of DFP. Thereafter, at the time as the Second Installment is paid, we shall have the right to appoint three of the five members of the Board of Directors of DFP.


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In the event  that we fail to pay  either  the First or  Second  Installment  in accordance with the terms of the Promissory Note after the applicable cure periods, the Sellers shall have the right to demand the return of the Purchased Shares. In the event that we fail to pay the Third Installment in accordance with the terms of the Promissory Note, the Sellers may upon written notice to us, elect to repurchase the Purchased Shares (pro rata), in full satisfaction of any and all obligations to Sellers arising hereunder, the Promissory Notes, or any Agreement delivered pursuant hereto, for the sum of Two Million ($2,000,000) dollars. The closing with respect to such repurchase shall occur no later than 120 days following the date of the Buy-Back Notice.

In connection with the Purchase Agreement, we issued two promissory notes in the amount of $2,900,000 each to DF and LF payable in accordance with the terms of the Purchase Agreement as set forth above (the "Promissory Notes"). The Promissory Notes shall accrue interest at a rate of the prime interest rate plus one percent.

We also entered into an Escrow Agreement with DFP, DF, LF, John Doechung Lee, Chtd., a Nevada Professional corporation and legal counsel for Sellers ("John Lee"), and Anslow & Jaclin, LLP, our legal counsel ("A&J") (John Lee and A&J, each individually as "Escrow Agent"). Pursuant to the terms of the Escrow Agreement, John Lee shall act as Escrow Agent and hold the Purchased Shares in escrow until payment of the Second Installment, at which time the shares shall be held in escrow by Anslow & Jaclin. Upon payment of the Third Installment, the Purchased Shares shall be released to us.

In connection with the escrow of the Purchased Shares, we entered into a Voting Agreement with DFP, DF, and DL whereby we agreed to appoint Dick Foster and Lynne Foster, with full power of substitution, as our true and lawful attorney and proxy, for and in our name, place and stead, to vote 5,000 of such shares each as our proxy. Such Agreement will terminate upon payment of the Second Installment.

As a further condition of closing, DF and LF each entered into a Non-competition Agreement with us and DFP whereby the Sellers agreed to refrain from engaging in certain activities that would be in direct or indirect competition with DFP for as long as the Sellers are employees of DFP or the Sellers hold at least a five percent equity interest in DFP, but in any event, for no less than a period of four years and ninety (90) days after the Closing Date.

Pursuant to the terms of the Purchase Agreement, DFP entered into a three year Consulting Agreement with D&L Partnership, of which DF and LF are the sole general partners. The Sellers are to receive $350,000 per year to continue to perform substantially the same services for DFP as they are currently providing as employees of DFP. DFP also entered into a three year Employment Agreement with David Gravatt to continue on as DFP's Chief Operating Officer.

Financing Agreement

On February 28, 2007, we issued a $725,000 Promissory Note and Security Agreement to Motivated Minds, LLC in order to obtain initial financing for the Purchase Agreement. The note accrues interest at a rate of 15% but no less than $21, 750, and has a maturity date of the earlier of May 28, 2007 or the date we receive gross financing proceeds $1,500,000. The note bears a default interest rate of 25%. We paid a finders fee of $25,000 to Source Capital Group, Inc. in connection with the financing. Pursuant to the terms of the Note, we also issued to Motivated Minds, LLC (i) 250,000 shares of our common stock, which shares have piggyback registration rights; and (ii) 700,000 warrants of Sibling Entertainment Group, Inc. which convert into 700,000 shares of our common stock. We also entered into a Registration Rights Agreement with Motivated Minds, LLC granting Motivated Minds, LLC the right to register for resale the 250,000 shares of our common stock, as well as the 700,000 shares underlying the warrants, in any registration statement that we may file with the Securities and Exchange Commission.


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Item 3.02 Unregistered Sales of Equity Securities

On February 28, 2007, we issued to Motivated Minds, LLC (i) 250,000 shares of our common stock, which shares have piggyback registration rights; and (ii) 700,000 warrants of Sibling Entertainment Group, Inc. which convert into 700,000 shares of our common stock. The warrants shall be exercisable for a period of five (5) years from the date of issuance with an exercise price of $1.00 per share.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, Motivated Minds, LLC had the necessary investment intent as required by Section 4(2) since Motivated Minds, LLC agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

      The financial statements of Dick Foster Productions for the years ended September 30, 2006 and 2005 shall be filed not later than 71 calendar days after the date of this Report on Form 8-K.

(b) Pro Forma Financial Information.

      The pro form financial information shall be filed no later than 71 calendar days after the date of this Report on Form 8-K.

(c) Exhibits.

      2.1 Stock Purchase and Shareholder's Agreement by and among Sibling Theatricals, Inc., Dick Foster Productions, Dick Foster and Lynne Foster

      10.1  Promissory Note issued to Dick Foster

      10.2  Promissory Note issued to Lynne Foster

      10.3  Noncompetition Agreement with Dick Foster

      10.4  Noncompetition Agreement with Lynne Foster

      10.5 Escrow Agreement with Dick Foster Productions, Dick Foster, Lynne Foster, John Doechung Lee, Chtd., and Anslow & Jaclin, LLP

      10.6  Voting Agreemeent

      10.7  Consulting Agreement with D&L Partnership

      10.8  Employment Agreement with David Gravatt

      10.9  Promissory Note and Security Agreement with Motivated Minds, LLC

      10.10 Addendum to Note with Motivated Minds, LLC

      10.11 Registration Rights Agreement with Motivated Minds, LLC


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SIBLING ENTERTAINMENT GROUP, INC.


Dated: March 6, 2007                   By:   /s/ William Plon
                                           -------------------------------------
                                             William Plon,
                                             Chief Financial Officer


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